UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2006 (June 5, 2006)

Hartman Commercial Properties REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 100 Houston, Texas 77043
(Address of principal executive offices)
(Zip Code)

(713) 467-2222
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 5, 2006, Terry L. Henderson tendered his resignation as the Chief Financial Officer and a member of the Board of Trustees of Hartman Commercial Properties REIT (the “Company”), to be effective July 4, 2006. Mr. Henderson resigned from his positions with the Company in order to pursue other professional opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hartman Commercial Properties REIT

Dated: June 9, 2006	By: /s/Terry L. Henderson
Name: Terry L. Henderson
Title: Chief Financial Officer